UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

SHERMEN WSC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY		10169
(Address of Principal Executive Offices)		(Zip Code)

(212) 300-0020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Commencing February 9, 2008, Shermen WSC Acquisition Corp. (the “Company”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing the Company’s securities, regarding the transactions contemplated by the Transaction Agreement by and among the Company, Terminal Merger Sub LLC, a newly formed, wholly owned subsidiary of the Company, Feed Merger Sub LLC, a newly formed, wholly owned subsidiary of the Company, ED&F Man Holdings Limited (“ED&F”), Westway Holdings Corporation, an indirect, wholly owned subsidiary of ED&F, Westway Terminal Company Inc. and Westway Feed Products, Inc., pursuant to which the Company will acquire from ED&F its bulk liquid storage and liquid animal feed supplement businesses.

A copy of the investor presentation to be used at these meetings is filed as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit 99.1	Investor Presentation

Where to Find Additional Information

The Company has filed with the SEC a preliminary proxy statement in connection with the proposed transaction and intends to mail a definitive proxy statement and other relevant documents to Company stockholders. Stockholders of the Company and other interested persons are advised to read the Company’s preliminary proxy statement, and amendments thereto, and definitive proxy statement, when available, in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transaction because these proxy statements will contain important information about ED&F, the Company and the proposed transaction.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY  10169, telephone (212) 300-0020.  The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the rules of the Over-the-Counter Bulletin Board.

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders. A list of the names of those directors and officers and descriptions of their interests in the Company is contained in the Company’s prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in the Company’s proxy statement when it becomes available. The Company’s stockholders may obtain additional information about the interests of its directors and officers in the transactions by reading the Company’s proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2009	SHERMEN WSC ACQUISITION CORP.

By:	/s/ Francis P. Jenkins, Jr.
	Name:	Francis P. Jenkins, Jr.
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation